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Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

        I, Judith A. Berry, Chief Financial Officer of American Residential Investment Trust, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)
the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

        A signed original of this written statement required by Section 906 has been provided to American Residential Investment Trust, Inc. and will be retained by American Residential Investment Trust, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 28, 2003	By:	/s/ JUDITH A. BERRY Judith A. Berry Chief Financial Officer

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  Exhibit 99.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER